Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Event	SUBSEQUENT EVENTOn February 16, 2021, we announced that we have entered into a definitive agreement with Protective Insurance Corporation (“Protective”) to acquire all of Protective’s outstanding Class A and Class B common shares for $23.30 per share in cash, or approximately $338 million in aggregate. This transaction is expected to close prior to the end of the third quarter 2021, subject to customary closing conditions, including the receipt of certain required regulatory approvals and approval of Protective’s Class A shareholders